presentation SEPTEMBER 2021 NASDAQ: FCFS FORT WORTH, TEXAS USA EXHIBIT 99.1

FIRSTCASH INVESTOR RELATIONS 2 FORWARD-LOOKING STATEMENTS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “OUTLOOK,” “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS: (1) RELATED TO THE COVID-19 PANDEMIC, INCLUDING THE UNKNOWN DURATION AND SEVERITY OF THE COVID-19 PANDEMIC, WHICH MAY BE IMPACTED BY VARIANTS OF THE COVID-19 VIRUS AND THE TIMING, AVAILABILITY AND EFFICACY OF THE COVID-19 VACCINES IN THE JURISDICTIONS IN WHICH THE COMPANY OPERATES, THE IMPACT OF GOVERNMENTAL RESPONSES THAT HAVE BEEN, AND MAY IN THE FUTURE BE, IMPOSED IN RESPONSE TO THE PANDEMIC, INCLUDING STIMULUS AND OTHER RELIEF PROGRAMS WHICH COULD ADVERSELY IMPACT LENDING DEMAND AND REGULATIONS WHICH COULD ADVERSELY AFFECT THE COMPANY’S ABILITY TO CONTINUE TO FULLY OPERATE, POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR BOTH THE COMPANY’S PAWN LOAN AND RETAIL PRODUCTS, CHANGES IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING OR IMPACT DEMAND FOR PAWN LOAN PRODUCTS, AND CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO, AND (2) DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND IN THE OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

FIRSTCASH INVESTOR RELATIONS 3 COMPANY OVERVIEW FIRSTCASH IS THE LEADING INTERNATIONAL OPERATOR OF PAWN STORES WITH OVER 2,800 RETAIL PAWN LOCATIONS AND 16,000 EMPLOYEES IN 24 U.S. STATES, THE DISTRICT OF COLUMBIA AND FOUR COUNTRIES IN LATIN AMERICA INCLUDING MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR… Pawn stores are neighborhood-based retail locations that buy and sell pre-owned consumer products such as jewelry, electronics, tools, appliances, sporting goods and musical instruments, and make small consumer pawn loans PAWN INDUSTRY Grow revenues and income by opening new retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores BUSINESS STRATEGY Provide a quick and convenient location to buy and sell value-priced merchandise and obtain small secured consumer loans, also known as pawn loans, to unbanked, under-banked and credit-challenged customers MISSION

FIRSTCASH INVESTOR RELATIONS 4 $93 $275 $114 $107 $38 $93 $368 $482 $588 $626 $0 $100 $200 $300 $400 $500 $600 $700 2017 2018 2019 2020 YTD 2021 Cumulative Current Year Annual dividend per share INCREASING DIVIDEND CREATING GROWTH AND SHAREHOLDER VALUE 2,111 2,473 2,679 2,748 2,804 0 500 1,000 1,500 2,000 2,500 3,000 2017 2018 2019 2020 YTD 2021 $0.77 $0.91 $1.02 $1.08 $1.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2017 2018 2019 2020 Current Run-Rate 17% compound annual growth rate over last 5 years – Investing in new stores, acquisitions and real estate STORE GROWTH Since 2017 — in Millions SHARE REPURCHASES As of 06/30/2021 1 1 Future dividends are subject to approval by the Company’s Board of Directors PER SHARESTORES

FIRSTCASH INVESTOR RELATIONS 5 66 123 282 595 906 2,085 2,473 2,748 2,804 1988 1989 - 1996 1997 - 2001 2002 - 2005 2006 - 2010 2011 - 2013 2014 - 2016 2017 - 2019 2020 YTD 2021 FIRSTCASH HISTORY FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED DESPITE THE CHALLENGES OF 2020 LATIN AMERICA: 75 DE NOVO AND 40 ACQUIRED DOMESTIC: 22 ACQUIRED IN TEXAS AND THE CAROLINAS LONG-TERM BUSINESS PLAN IS TO GROW REVENUES AND INCOME BY OPENING NEW (“DE NOVO”) RETAIL PAWN LOCATIONS, ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND DRIVING SAME-STORE SALES FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA As of 06/30/2021 YTD STORE ADDITIONS 36 DE NOVO: 35 LATAM, 1 U.S. 28 ACQUIRED: ALL U.S.

“ABOUT 53 MILLION U.S. ADULTS DON’T HAVE CREDIT SCORES. ANOTHER ROUGHLY 56 MILLION HAVE SUBPRIME SCORES. SOME HAVE A CHECKERED BORROWING HISTORY OR HIGH DEBT LOADS. BUT OTHERS, BANKS POINT OUT, JUST DON’T HAVE TRADITIONAL BORROWING BACKGROUNDS, OFTEN BECAUSE THEY ARE NEW TO THE U.S. OR PAY FOR MOST EXPENSES WITH CASH” — THE WALL STREET JOURNAL SEPTEMBER 2019

FIRSTCASH INVESTOR RELATIONS 7 PAWN LOAN OVERVIEW $80 $209 $0 $50 $100 $150 $200 $250 LATAM U.S. Non-Recourse Loans Fully Collateralized with Personal Property R SETAIL ALES TYPICAL MARGIN: 35% - 45% P S FAWN ERVICE EES MONTHLY YIELD: 12% - 13% C DUSTOMER OES NOT REPAY LOAN OR FEE CUSTOMER REPAYS LOAN & PAWN SERVICE FEE ~25% - 30% ~70% - 75% CUSTOMER ENTERS STORE WITH PERSONAL ASSET ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) Total transaction time less than 15 minutes TYPICAL PAWN TRANSACTION CYCLE – TYPICALLY 30-TO-60-DAY TERM – AVERAGE LOAN SIZE: PAWN LOANS ARE SMALL AND AFFORDABLE WITH A SHORT DURATION – DESIGNATED ESSENTIAL BUSINESS IN MOST JURISDICTIONS – COLLATERAL HELD IN SECURE BACKROOM OF STORE – RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS FIRSTCASH SERVES UNDERBANKED AND CASH CONSTRAINED CONSUMERS As of 06/30/2021

FIRSTCASH INVESTOR RELATIONS 8 DIVERSIFIED REVENUE STREAM Retail Sales and Pawn Lending PAWN FEES 28% RETAIL SALES 66% SCRAP JEWELRY SALES 5% PAWN FEES 49% SCRAP JEWELRY GROSS PROFIT 2% RETAIL GROSS PROFIT 49% $1.5B TOTAL REVENUE $0.9B NET REVENUE TTM results as of 06/30/2021

FIRSTCASH INVESTOR RELATIONS 9 PAWN COLLATERAL AND INVENTORY COMPOSITION JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER PAWN COLLATERAL INVENTORY U.S. SEGMENT PAWN COLLATERAL INVENTORY LATAM SEGMENT PAWN COLLATERAL INVENTORY CONSOLIDATED 65% 33% 54% 15% 27%50% 51% 36% 46% 11% 24%48% As of 06/30/2021

FIRSTCASH INVESTOR RELATIONS 10 ESG: SUSTAINABILITY IS CORE TO FIRSTCASH REPLACING TAKE MAKE  DISPOSE WITH BUY  USE  RETURN NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” PAWNSHOPS PIONEERED CIRCULAR ECONOMY INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS SAFE ENVIRONMENT

FIRSTCASH INVESTOR RELATIONS 11 CUSTOMER AND EMPLOYEE PROTECTIONS — STRICT COVID-19 SAFETY PROTOCOLS — ROBUST CONSUMER AND CORPORATE COMPLIANCE PROGRAMS — PRIVACY AND DATA PROTECTION POLICIES ESG: COMMITMENT TO SOCIAL RESPONSIBILITY EMPLOYEE EMPOWERMENT — EMPLOYEE-TRAINING PROGRAMS THAT PROMOTE CUSTOMER SERVICE AND PROFESSIONALISM — SPECIALIZED SKILL TRAINING PROGRAMS IN LENDING PRACTICES, MERCHANDISE VALUATION AND REGULATORY COMPLIANCE — PROFIT SHARING, INCENTIVE AND BONUS PROGRAMS WHICH PAY ON AVERAGE 4-5% OF GROSS PROFIT DIRECTLY TO EMPLOYEES DIVERSE WORKPLACE 46% 54% 46% 54% ALL EMPLOYEES MANAGEMENT GLOBAL GENDER WOMEN MEN 64% 36% 70% 30% ALL EMPLOYEES MANAGEMENT U.S. RACE & ETHNICITY DIVERSE NON-DIVERSE All Demographics as of December 31, 2020

OVERVIEW UNITED STATES OVER 1,000 U.S. LOCATIONS IN 24 STATES AND THE DISTRICT OF COLUMBIA o OPERATIONS FOCUSED IN STATES WITH: – GROWING POPULATIONS – FAVORABLE DEMOGRAPHICS – STABLE REGULATIONS o SIGNIFICANT UNDERBANKED DEMOGRAPHICS o CONTINUED OPPORTUNITIES FOR ACQUISITIONS IN EXISTING MARKETS – HIGHLY FRAGMENTED INDUSTRY – PRIMARILY ROLLUPS OF SMALL INDEPENDENT OPERATORS (1 TO 30 STORES) FIRSTCASH INVESTOR RELATIONS 12 ATLANTA, GEORGIA USA

FIRSTCASH INVESTOR RELATIONS 13 U.S. OPERATIONS — OVER 1,000 LOCATIONS 27 27 22 28 2018 2019 2020 YTD 2021 U.S. ACQUIRED STORES BY YEAR NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 31 27 27 450 6 1 6 28 1 18 25 26 23 23 63 50 438 75 50 24 6 28 MD 29 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS RECENT U.S. ACQUISITIONS 1,071 RETAIL PAWN STORE LOCATIONS — 28 PAWN STORES YEAR-TO-DATE 2021  28 STORES IN TX — 22 PAWN STORES IN Q4 OF 2020  12 STORES IN TX, 9 IN NC AND 1 IN SC As of 06/30/2021

FIRSTCASH INVESTOR RELATIONS 14 U.S. TOTAL PAWN RECEIVABLES ($ IN MILLIONS) $262 $158 $204 $234 $0 $50 $100 $150 $200 $250 $300 Q 1 Q 2 Q 3 Q 4 20 19 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 09 /0 5/ 21 85% 62% 82% 85% 77% 85% 96% 0% 20% 40% 60% 80% 100% 120% 03 /0 1/ 20 3/ 15 3/ 29 4/ 12 4/ 26 5/ 10 5/ 24 6/ 7 6/ 21 7/ 5 7/ 19 8/ 2 8/ 16 8/ 30 9/ 13 9/ 27 10 /1 1 10 /2 5 11 /8 11 /2 2 12 /6 12 /2 0 1/ 3 1/ 17 1/ 31 2/ 14 2/ 28 3/ 14 3/ 28 4/ 11 4/ 25 5/ 9 5/ 23 6/ 6 6/ 20 7/ 4 7/ 18 8/ 1 8/ 15 8/ 29 Pawn Receivables Loan Originations (Trailing 30 Days) U.S. SAME-STORE PAWN RECEIVABLES AND LOAN ORIGINATIONS (COMPARED TO YEAR 2019) LENDING TRENDS – UNITED STATES CARES ACT — 1ST ROUND OF STIMULUS $1,200 PER ADULT / $500 PER CHILD 98% 61% 70% 81% 74% Q1 2020 Q2 2020 Q3 2020 CRRSAA ACT — 2ND ROUND OF STIMULUS $600 PER ADULT / $600 PER CHILD AMERICAN RESCUE PLAN — 3RD ROUND OF STIMULUS $1,400 PER ADULT / $1,400 PER CHILD Q4 2020 Q1 2021 74% Q2 2021 84% ADVANCED CHILD TAX CREDIT PAYMENTS — BEGAN JULY 15, 2021 CONTINUED RECOVERY IN SEPTEMBER; NOMINAL IMPACT FROM ADVANCED CHILD TAX CREDIT PAYMENTSLOAN ORIGINATIONS (FIRST WEEK OF SEPTEMBER) 100% 09 /0 5/ 21

FIRSTCASH INVESTOR RELATIONS 15 Q2 2021 U.S SEGMENT HIGHLIGHTS RETAIL SALES MARGIN AND SEGMENT PROFIT MARGIN Q2 2021 SEGMENT RESULTS 122% 138% 148% 174% 186% 0% 50% 100% 150% 200% $0 $200 $400 $600 $800 2017 2018 2019 2020 TTM Q2 2021 Pawn Fees Retail GP Scrap GP GP Return on Earning Assets 37% 38% 42% 45% 18% 18% 18% 19% 0% 10% 20% 30% 40% 50% Retail Sales Margin Segment Pre-Tax Profit Margin RETURN ON EARNING ASSETS $291 $247 $161 $146 $52 $47 $0 $50 $100 $150 $200 $250 $300 Q2 2020 Q2 2021 Q2 2020 Q2 2021 Q2 2020 Q2 2021 REVENUE NET REVENUE SEGMENT CONTRIBUTION T H O U SA N DS Pawn Fees Retail Scrap Segment Contribution SEGMENT CONTRIBUTION REVENUE NET REVENUE

FIRSTCASH INVESTOR RELATIONS 16 STABLE REGULATORY CLIMATE FOR PAWN o PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: — ARE COLLATERALIZED WITH A TANGIBLE ASSET — ARE NON-RECOURSE LOANS — HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES — DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING o REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. — MINIMAL REGULATORY CHANGES OVER THE LAST 25 YEARS — STATES WITH POSITIVE RATE CHANGES INCLUDE: – OHIO: ENACTED MARCH 28, 2017 – WASHINGTON: ENACTED JULY 24, 2015 – ARIZONA: ENACTED JULY 24, 2014 – NEVADA: ENACTED OCTOBER 1, 2011 o REGULATIONS IN LATIN AMERICA ARE PRIMARILY AT THE FEDERAL LEVEL — MINIMAL CHANGES IN RECENT YEARS

OVERVIEW LATIN AMERICA OVER 1,700 LATIN AMERICA LOCATIONS IN FOUR COUNTRIES o LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE o SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION o RUNWAY FOR CONTINUED STORE OPENINGS AND STRATEGIC ACQUISITIONS IN MEXICO FIRSTCASH INVESTOR RELATIONS 17 BOGOTA, COLOMBIA MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR

FIRSTCASH INVESTOR RELATIONS 18 FIRSTCASH LATAM GROWTH — REVENUE AND STORE COUNT $368 $417 $487 $557 $671 $553 $275 $368 $485 $573 $666 $803 $725 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2015 2016 2017 2018 2019 2020 YTD Q2 2021 Total Revenue, USD $ CC Revenue, 2015 MXN @ 15.85 REVENUE GROWTH Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2018, 2019 and 2020 amounts using the average exchange rate for the year ended December 31, 2015 607 647 690 707 795 864 898 130 308 309 672 828 838 835 737 955 999 1,379 1,623 1,702 1,733 2015 2016 2017 2018 2019 2020 YTD 2021 De Novo Openings Acquisitions STORE COUNT 38 41 45 52 89 75 35 32 179 5 366 163 4070 220 50 418 252 115 35 2015 2016 2017 2018 2019 2020 YTD 2021 De Novo Openings Acquisitions STORE ADDITIONS BY YEAR As of 06/30/2021

FIRSTCASH INVESTOR RELATIONS 19 $2.1 $1.5 $2.0 $2.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Q 1 Q 2 Q 3 Q 4 20 19 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 09 /0 5/ 21 90% 66% 83% 87% 86% 94% 85% 0% 20% 40% 60% 80% 100% 120% 03 /0 1/ 20 3/ 15 3/ 29 4/ 12 4/ 26 5/ 10 5/ 24 6/ 7 6/ 21 7/ 5 7/ 19 8/ 2 8/ 16 8/ 30 9/ 13 9/ 27 10 /1 1 10 /2 5 11 /8 11 /2 2 12 /6 12 /2 0 1/ 3 1/ 17 1/ 31 2/ 14 2/ 28 3/ 14 3/ 28 4/ 11 4/ 25 5/ 9 5/ 23 6/ 6 6/ 20 7/ 4 7/ 18 8/ 1 8/ 15 8/ 29 Pawn Receivables Loan Originations (Trailing 30 Days) LENDING TRENDS – LATIN AMERICA MEXICO SEGMENT MARGIN BY QUARTER MEXICO TOTAL PAWN RECEIVABLES (PESOS $ IN BILLIONS) MEXICO SAME-STORE PAWN RECEIVABLES AND LOAN ORIGINATIONS (COMPARED TO YEAR 2019) 96% 72% 95% 89% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 96% Q2 2021 93% 09 /0 5/ 21 79% LOAN ORIGINATIONS (FIRST WEEK OF SEPTEMBER) 81%RECENT RESULTS REFLECT IMPACT OF COVID RESURGENCE IN MEXICO THAT WE BELIEVE IS DAMPENING LENDING ACTIVITY IN MOST MARKETS

FIRSTCASH INVESTOR RELATIONS 20 Q2 2021 LATAM SEGMENT HIGHLIGHTS RETAIL SALES MARGIN AND SEGMENT PROFIT MARGIN Q2 2021 SEGMENT RESULTS 196% 185% 178% 193% 200% 160% 180% 200% 220% $0 $100 $200 $300 $400 2017 2018 2019 2020 TTM Q2 2021 Pawn Fees Retail GP Scrap GP GP Return on Earning Assets 35% 35% 36% 37% 23% 22% 17% 20% 0% 10% 20% 30% 40% 50% Retail Sales Margin Segment Pre-Tax Profit Margin RETURN ON EARNING ASSETS $122 $143 $62 $78 $21 $28 $0 $25 $50 $75 $100 $125 $150 Q2 2020 Q2 2021 Q2 2020 Q2 2021 Q2 2020 Q2 2021 REVENUE NET REVENUE SEGMENT CONTRIBUTION T H O U SA N DS Pawn Fees Retail Scrap Segment Contribution SEGMENT CONTRIBUTION REVENUE NET REVENUE

FIRSTCASH INVESTOR RELATIONS 21 PROVEN NEW STORE OPENING PROCESS AND RAPID PAYBACK MODEL NEW STORE INVESTMENT (USD $) CAP EX — LEASEHOLD IMPROVEMENTS & FIXTURES — COMPUTER & SECURITY EQUIPMENT $181,000 START-UP LOSSES — PRE-OPENING — FIRST SIX MONTHS OF OPERATION $26,000 TOTAL STORE INVESTMENT $207,000 WORKING CAPITAL (USD $) FIRST YEAR FOR NEW STORE — OPERATING CASH — LOAN FUNDING — INVENTORY $93,000 1 YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 $0 $100 $200 $300 $400 $500 $600 REVENUE TYPICAL MEXICO NEW STORE RAMP  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT  STATE OF THE ART SECURITY TECHNOLOGY  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED ON TIME AND WITHIN BUDGET  OPENED FIRST STORES IN MEXICO IN 1999  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM  PROVEN SITE SELECTION STRATEGY SAME SITE AFTER REDEVELOPMENTUNDEVELOPED SITETYPICAL MEXICO NEW STORE RAMP YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 -$30 $0 $30 $60 $90 $120 STORE LEVEL INCOME (PRE-TAX) 1 Peso to dollar exchange rate of 19.3 DE NOVO STORE OPENING – COLIMA CITY, COLIMA MEXICO USD $ USD $

FIRSTCASH INVESTOR RELATIONS 22 MEXICO CONSUMER ECONOMY $0 $10 $20 $30 $40 $50 56% 22% 67% 48% 41% 56% 21% 65% 49% 40% 0% 20% 40% 60% 80% Mexico Chile Peru Colombia Brazil Pre-Pandemic January 2021 Data NO FORMAL CREDIT 69% FORMAL CREDIT 31% MEXICO CONSUMER CREDIT PENETRATION SOURCES: INEGI MEXICO EMPLOYMENT INFORMALITY VS. PEERS SOURCE: NATIONAL INSTITUTE OF STATISTIC AND GEOGRAPHY (INEGI) MEXICO REMITTANCE DOLLARS (IN USD $ BILLIONS) SOURCES: THE WORLD BANK AND BANK OF MEXICO “MEXICANS IN U.S. SENT RECORD REMITTANCES DESPITE COVID-19 PANDEMIC” THE WALL STREET JOURNAL — JANUARY 2021 $40 BILLION USD $

FIRSTCASH INVESTOR RELATIONS 23 FINANCIAL HIGHLIGHTS MERIDA, YUCATAN MEXICO

FIRSTCASH INVESTOR RELATIONS 24 OPERATING RESULTS $35 $54 $33 $26 $15 $33 $34 $28 $0 $20 $40 $60 Q3 2020 Q4 2020 Q1 2021 Q2 2021 EBITDA1NET INCOME $ in Millions, Except per Share Amounts DILUTED EARNINGS PER SHARE $36 $54 $40 $26$24 $35 $35 $29 $0 $20 $40 $60 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $68 $90 $65 $54 $34 $61 $64 $57 $0 $25 $50 $75 $100 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $70 $90 $75 $54 $46 $62 $66 $58 $0 $25 $50 $75 $100 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $0.81 $1.27 $0.78 $0.62 $0.36 $0.79 $0.82 $0.70 $0.00 $0.50 $1.00 $1.50 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $0.84 $1.26 $0.96 $0.62$0.59 $0.84 $0.85 $0.71 $0.00 $0.50 $1.00 $1.50 Q3 2020 Q4 2020 Q1 2021 Q2 2021 NET INCOME ADJUSTED NET INCOME1 ADJUSTED EBITDA1 ADJUSTED EPS1 EBITDA1 GAAP EPS PRIOR-YEAR CURRENT-YEAR +2% +10%(40%)(57%) (13%) +12%(36%)(33%) (1%) +5%(33%)(50%) (12%) +7%(31%)(34%) +5% +13%(38%)(56%) (11%) +15%(33%)(30%) 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

FIRSTCASH INVESTOR RELATIONS 25 $220 $243 $232 $222 $193 $235 $218 $222 $292 $75 $0 $50 $100 $150 $200 $250 $300 $350 2017 2018 2019 2020 TTM 6/30/2021 Cash Flow from Operating Activities Free Cash Flow CASH FLOW AND FREE CASH FLOW 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation CASH FLOW FROM OPERATING ACTIVITIES AND FREE CASH FLOW1 o EXTREMELY STRONG FREE CASH FLOW IN 2020 GIVEN OUTSIZED LOAN REDEMPTION AND PANDEMIC-DRIVEN RETAIL SALES o 2021 YEAR-TO-DATE CASH FLOWS REFLECT: — $18 MILLION IN PAWN LOAN AND INVENTORY GROWTH — $49 MILLION IN ACQUISITIONS — $50 MILLION IN CAPEX

FIRSTCASH INVESTOR RELATIONS 26 CASH DIVIDEND HISTORY $93 $275 $114 $107 $38 $93 $368 $482 $588 $626 46.9 43.6 42.3 41.0 41.0 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 50.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2017 2018 2019 2020 YTD 2021 SH AR ES O U TS TA N DI N G (M IL LI O N S) S H AR E R E PU RC H AS ES (M IL LI O N S) Annual Repurchases – Current Year Shares Outstanding $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 Quarter_1 Quarter_2 Quarter_3 Quarter_4 8.2 Million shares repurchased represents 17% of share count at merger ACTIVE SHARE REPURCHASE PROGRAM CASH DIVIDENDS & SHARE REPURCHASES 1 1 Future dividends are subject to approval by the Company’s Board of Directors As of 06/30/2021

FIRSTCASH INVESTOR RELATIONS 27 GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS The Last 10+ Years (since 2009) — $ in Millions $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 CUMULATIVE TOTAL $2.3 BILLION $536 $1,075 $646 STOCK REPURCHASES & DIVIDENDS ‒ 13,437,242 SPLIT-ADJUSTED SHARES REPURCHASED‒ $210 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITIONS ‒ 265 STORES ACQUIRED IN U.S. ‒ 869 STORES ACQUIRED IN LATIN AMERICA CAPITAL EXPENDITURES ‒ 752 DE NOVO STORE OPENINGS ‒ 223 PROPERTIES PURCHASED (SINCE 2009) ‒ 226 PROPERTIES CURRENTLY OWNED As of 06/30/2021

FIRSTCASH INVESTOR RELATIONS 28 INVESTMENT RECAP PAWN FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS‒ DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS‒ RESILIENT BUSINESS MODEL, NO CREDIT RISK PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW WITH CONTINUED GROWTH THROUGH ROLL-UP ACQUISITIONS‒ RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED STRONG BALANCE SHEET FUNDS GROWTH, ACQUISITIONS, SHARE BUYBACKS AND DIVIDENDS With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas…

FIRSTCASH INVESTOR RELATIONS 29 APPENDIX CORPUS CHRISTI, TEXAS USA

FIRSTCASH INVESTOR RELATIONS 30 NON-GAAP FINANCIAL INFORMATION THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON- GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON- GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. PLEASE REFERENCE THE FORM 10-Q FILED ON 07/23/2021 FOR FURTHER EXPLANATION.

FirstCash

# Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures

## Adjusted Free Cash Flow

Reconciliation of Cash Flow From Operating Activities to Free Cash Flow and Adjusted Free Cash Flow

| $ in Millions | Year Ended December 31, 2017 | 2018 | 2019 | 2020 | Trailing Twelve Ended June 30, 2020 | 2021 |
|---|---|---|---|---|---|---|
| Cash flow from operating activities | $220 | $243 | $232 | $222 | $269 | $193 |
| Cash flow from investing activities: | | | | | | |
| Loan receivables, net[1] | 41 | 10 | 34 | 107 | 193 | (80) |
| Purchases of furniture, fixtures, equipment and improvements | (26) | (36) | (44) | (38) | (42) | (38) |
| Free cash flow | 235 | 218 | 222 | 292 | 420 | 75 |
| Merger and acquisition expenses paid, net of tax benefit | 7 | 7 | 1 | 1 | 1 | 2 |
| Adjusted free cash flow | $242 | $225 | $223 | $293 | $421 | $77 |

[1] *Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral*

## Adjusted EBITDA

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

| $ in Millions | Q3 2019 | Q4 2019 | Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 | Q2 2021 |
|---|---|---|---|---|---|---|---|---|
| Net income | $35 | $54 | $33 | $26 | $15 | $33 | $34 | $28 |
| Income taxes | 14 | 17 | 13 | 11 | 3 | 10 | 13 | 10 |
| Depreciation and amortization | 11 | 11 | 11 | 10 | 10 | 11 | 11 | 11 |
| Interest expense | 9 | 8 | 8 | 7 | 7 | 7 | 7 | 7 |
| Interest income | (0) | (0) | (0) | (1) | (0) | (0) | (0) | (0) |
| EBITDA | 68 | 90 | 65 | 54 | 34 | 61 | 64 | 57 |
| Adjustments: | | | | | | | | |
| Merger and acquisition expenses | 1 | 0 | 0 | 0 | 0 | 1 | 0 | 1 |
| Non-cash foreign currency (gain) loss related to lease liability | 0 | (1) | 4 | (0) | (0) | (2) | 1 | (1) |
| Non-cash write-off of certain Cash America merger related lease intangibles | - | - | 4 | 0 | 1 | 2 | 1 | 0 |
| Non-cash impairment of certain other assets | - | - | 2 | - | - | - | - | - |
| Consumer lending wind-down costs and asset impairments | 1 | 0 | - | 0 | 0 | - | - | - |
| Loss on extinguishment of debt | - | - | - | - | 12 | - | - | - |
| Adjusted EBITDA | $70 | $90 | $75 | $54 | $46 | $62 | $66 | $58 |

FIRSTCASH INVESTOR RELATIONS 31

FirstCash

# Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures (continued)

## Adjusted Net Income

Reconciliation of Net Income to Adjusted Net Income

| $ in Millions | Q3 2019 | | Q4 2019 | | Q1 2020 | | Q2 2020 | | Q3 2020 | | Q4 2020 | | Q1 2021 | | Q2 2021 | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Dollars | Per Share | Dollars | Per Share | Dollars | Per Share | Dollars | Per Share | Dollars | Per Share | Dollars | Per Share | Dollars | Per Share | Dollars | Per Share |
| Net Income | $35 | $0.81 | $54 | $1.27 | $33 | $0.78 | $26 | $0.62 | $15 | $0.36 | $33 | $0.79 | $34 | $0.82 | $28 | $0.70 |
| Adjustments, net of tax: | | | | | | | | | | | | | | | | |
| Merger and acquisition expenses | $1 | $0.01 | $0 | — | $0 | — | $0 | — | $0 | — | $1 | $0.02 | $0 | — | $1 | $0.02 |
| Consumer lending wind-down costs and asset impairments | $1 | $0.01 | $0 | — | - | - | $0 | — | $0 | — | - | — | - | - | - | — |
| Non-cash foreign currency (gain) loss related to lease liability | $0 | $0.01 | ($1) | ($0.01) | $3 | $0.07 | ($0) | — | ($0) | ($0.01) | ($2) | ($0.04) | $0 | $0.01 | ($1) | ($0.02) |
| Non-cash write-off of certain Cash America merger related lease intangibles | - | — | - | — | $3 | $0.07 | $0 | — | $1 | $0.02 | $2 | $0.05 | $1 | $0.02 | $0 | $0.01 |
| Non-cash impairment of certain other assets[1] | - | — | - | — | $1 | $0.04 | - | — | - | — | - | — | - | — | - | — |
| Accrual of pre-merger Cash America income tax liability | - | - | - | — | - | - | - | - | - | - | $1 | $0.02 | - | - | - | - |
| Loss on extinguishment of debt | - | — | - | — | - | - | - | - | $9 | $0.22 | - | — | - | - | - | - |
| Adjusted Net Income | $36 | $0.84 | $54 | $1.26 | $40 | $0.96 | $26 | $0.62 | $24 | $0.59 | $35 | $0.84 | $35 | $0.85 | $29 | $0.71 |

[1] *Impairment related to a non-operating asset in which the Company determined that an other than temporary impairment existed as of March 31, 2020*

FIRSTCASH INVESTOR RELATIONS 32

FIRSTCASH INVESTOR RELATIONS 33 CONSTANT CURRENCY CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD- OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR.

GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 FIRSTCASH INVESTOR RELATIONS 34